UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 12, 2005 (September 9, 2005)

PROTALEX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28385	91-2003490
(Commission File Number)	(IRS Employer Identification No.)

145 Union Square Drive, New Hope, PA	18938
(Address of Principal Executive Offices)	(Zip Code)

215-862-9720
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Protalex, Inc. the “Company” filed an Investigative New Drug (IND) Application with the United States Food and Drug Administration (FDA) on March 4, 2005. Based on the FDA’s review, the FDA disclosed to the Company, that it has placed the Company on clinical hold effective March 31, 2005, pending additional product characterization. On August 10, 2005, the Company filed its official response to the clinical hold issue with the FDA, as disclosed in prior Form 8-K filings dated March 7, 2005, April 4, 2005 and August 10, 2005, respectively.

On September 9, 2005, the FDA notified the Company that the clinical hold has been removed and that the Company’s proposed study may proceed.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibit

(c) Exhibits.

99.1 Press release dated September 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protalex, Inc.
(Registrant)
Date: 9/12/05	By:	/s/ Marc L. Rose
Name:	Marc L. Rose
Title:	Vice President of Finance, Chief Financial Officer, Treasurer and Corporate Secretary